UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005
                                                  -----------------

                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-29462                 13-412764
--------                                -------                 ---------
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)

                         31 West Main Street, Suite 312
                               Patchogue, NY 11772
                               -------------------
                    (Address of Principal Executive Offices)

                                 (631) 207-2227
                                 --------------
              (Registrant's telephone number, including area code)


                         95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                               ------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

      On December 22, 2005, we completed the acquisition of Global Portals Online, Inc., a Florida Corporation ("Global") pursuant to the Agreement and Plan of Share Exchange dated December 1, 2005.

      At the effective time of the share exchange, all of the shares of Global were exchanged for an aggregate of 11,442,446 shares of the Company's common stock on the basis of 2.54 shares of Global for one share of the Company's common stock.

      The 11,442,446 shares of common stock issued to the Global shareholders represent approximately 85% of the post-share exchange common stock of the Company.

Item 5.01 Changes in Control of the Registrant

      Under the Agreement and Plan of Share Exchange, Darren Cioffi resigned as a director of and appointed William Mobley as the sole director of the Registrant.

         William Mobley founded and has served as the Chairman of the Board and Chief Executive Officer of Global Portals Online, Inc. since 2001. Mr. Mobley is also the founder, Chairman of the Board and Chief Executive Officer of Nextelligence, Inc., a privately held company, which provides various levels of assistance to dynamic Internet entrepreneurs. Nextelligence transforms these entrepreneurs' concepts into successful enterprises.

Mr. Mobley previously founded and served as the Chairman of MegaMedia Networks, Inc., an Internet broadcasting and distribution company that delivered popular music, sports and entertainment through its online portal, MegaChannels.com. Mr. Mobley also founded and served as President of World Commerce Online, Inc. from 1994-1999, a recognized leader in e-commerce business-to-business and industry based solutions.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

10.1 Agreement and Plan of Share Exchange
10.2 Mobley Employment Agreement
10.3 Forde Employment Agreement
99.1 Press Release


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          110 MEDIA GROUP, INC.

                                          By: /s/ Darren Cioffi
                                              -------------------------
                                              Darren Cioffi, CEO

Date: December 28, 2005


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